Basis of presentation and significant accounting policies (Policies)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Accounting Policies [Abstract]
Going concern

Going concern—The accompanying combined financial statements have been prepared assuming that we will continue as a going concern, which contemplates the realization of assets and extinguishment of liabilities in the normal course of business. All of our debt matures on July 6, 2014 (See Note 8). On February 21, 2014, our affiliate agreed with certain banks, acting as joint lead arranger, on the terms of a new debt agreement to replace the existing debt agreement and the joint lead arrangers allocated participation in the facilities under the new agreement to lenders, subject to customary closing conditions and consummation of the IPO. If the IPO does not become effective, management’s plan includes obtaining other financing to replace the existing debt in place prior to the maturity of the current debt agreements. The accompanying combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates

Use of estimates—The preparation of the combined financial statements in conformity with GAAP requires management to make certain estimates and assumptions that may affect the reported amounts of our assets and liabilities and disclosure of contingent assets and liabilities at the date of our combined financial statements, as well as the reported amounts of our revenues and expenses during the reporting year. Actual results could differ from such estimates. Significant estimates included within our financial statements include items related to recoverability of assets such as allowance for doubtful accounts, supplies and linen inventory obsolescence, estimated value and lives of property, equipment and intangibles, and valuation allowances for deferred tax assets, as well as estimated number of redeemed points from our customer loyalty program, deferred revenues, insurance reserves, estimated claims from losses, revenue recognition, allocated costs, and future incentive commitments.

Revenue recognition

Revenue Recognition—Revenues primarily consist of room rentals, franchise fees and other hotel revenues. We defer a portion of our revenue from franchisees at the time the franchise agreement is signed and recognize the remainder upon hotel opening.

Room revenues are derived from room rentals at our owned hotels. We recognize room revenue on a daily basis based on an agreed-upon daily rate after the guest has stayed at one of our hotels. Customer incentive discounts, cash rebates, and refunds are recognized as a reduction of room revenues. Occupancy, hotel, and sales taxes collected from customers and remitted to the taxing authorities are excluded from revenues in the accompanying condensed consolidated statements of operations.

Included in franchise and other fee-based revenues are franchise fee revenues, which primarily consist of revenues from franchisees for application and initial fees, royalty, reservations, and training, as well as fees related to our guest loyalty program (“Returns”). We recognize franchise fee revenue on a gross basis because we (1) are the primary obligor in these arrangements, (2) have latitude in establishing rates, (3) perform the services delivered, (4) have some discretion over supplier selection, and (5) determine the specification of services delivered. The different types of franchise fee revenues are described as follows:

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Upon execution of a franchise agreement, a franchisee is required to pay us an initial fee. We recognize the initial fee as revenue when substantial performance of our obligations to the franchisee with respect to the initial fee has been achieved. In most cases, the vast majority of the initial fee is recognized as revenue when each franchise agreement is signed as, after that date, our remaining obligations to the franchisee are limited to (1) pre-opening inspections, for which we defer $2,500, and (2) if mandated by us or agreed to with the franchisee, preopening training and marketing support related to entry into the La Quinta brand, for which we defer $5,000. These amounts represent an estimate of the value provided to the franchisee related to the services provided, and are based on our experience with time, materials, and third-party costs necessary to provide these services. We recognize the remaining deferred initial fee as revenue when the franchised property opens as the remaining service obligations have been fulfilled.

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For franchise agreements entered into prior to April 1, 2013, we collect a monthly royalty fee from franchisees generally equal to 4.0% of their room revenues until the franchisee has operated as a La Quinta hotel for twenty-four consecutive months. Beginning in the twenty-fifth month of operation, the franchisee monthly royalty fee increases to 4.5%. Pursuant to franchise agreements entered into with new US franchisees on or after April 1, 2013, we collect a royalty fee from franchisees equal to 4.5% of their room revenues until the franchisee has operated as a La Quinta hotel for twenty-four consecutive months. Beginning in the twenty-fifth month of operation, the franchisee monthly royalty fee increases to 5.0%. In each of these cases, the franchisee has the opportunity to earn the additional 0.5% back via rebate by achieving certain defined customer satisfaction results. Pursuant to franchise agreements entered into with franchisees outside of the US on or after April 1, 2013, we generally collect a royalty fee from franchisees equal to 4.5% of their room revenues throughout the term.

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We receive reservation and technology fees, as well as fees related to Returns, in connection with franchising our La Quinta brand. Such fees are recognized based on a percentage of the franchisee’s eligible hotel room revenues or room count. We also perform certain other services for franchisees such as training and revenue management. Revenue for these services is recognized at the time the services are performed.

Included in franchise and other fee-based revenues are management fees of approximately $0.5 million for the three months ended September 30, 2013, and approximately $0.7 million and $1.7 million for the nine months ended September 30, 2014 and 2013, respectively, which represent fees earned from the Previously Managed Hotels, prior to their acquisition on April 14, 2014. Management fees from hotels include a base fee, which is generally a percentage of hotel revenues. (See Note 9)

Other hotel revenues include revenues generated by the incidental support of hotel operations for owned hotels and other rental income. We record rental income from operating leases associated with leasing space for restaurants, billboards, and cell towers. Rental income is recognized on a straight-line basis over the life of the respective lease agreement.

Brand marketing fund revenues from franchise and managed properties represent fees collected from franchised and managed hotels related to maintaining our Brand Marketing Fund (“BMF”). We maintain the BMF on behalf of all La Quinta branded hotel properties, including our owned hotels, from which national marketing and advertising campaign expenses are paid. Each La Quinta branded hotel is charged a percentage of its room revenue from which the expenses of the fund are covered. The corresponding expenditures of the BMF fees collected from franchised and managed hotels are presented as brand marketing fund expenses from franchised and managed hotels in our condensed consolidated statements of operations, resulting in no net impact to operating income or net loss.

Lodging operations are particularly sensitive to adverse economic and competitive conditions and trends, which could adversely affect the Company’s business, financial condition, and results of operations.

Revenue recognition—Revenues primarily consist of room rentals, franchise fees and other hotel revenues. We defer a portion of our revenue from franchisees at the time the franchise agreement is signed and recognize the remainder when the franchised property opens.

Room revenues are derived from room rentals at our owned hotels. We recognize room revenue on a daily basis based on an agreed-upon daily rate after the guest has stayed at one of our hotels. Customer incentive discounts, cash rebates, and refunds are recognized as a reduction of room revenues. Occupancy, hotel, and sales taxes collected from customers and remitted to the taxing authorities are excluded from revenues in the accompanying combined statements of operations.

Included in franchise and other fee-based revenues are franchise fee revenues, which primarily consist of revenues from franchisees for application, affiliation, royalty, reservations, and training, as well as fees related to our guest loyalty program (“Returns”). We recognize franchise fee revenue on a gross basis because we (1) are the primary obligor in these arrangements, (2) have latitude in establishing rates, (3) perform the services delivered, (4) have some discretion over supplier selection, and (5) determine the specification of services delivered. The different types of franchise fee revenues are described as follows:

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Upon execution of a franchise agreement, a franchisee is required to pay us an initial fee. We recognize the initial fee as revenue when substantial performance of our obligations to the franchisee with respect to the initial fee has been achieved. In most cases, the vast majority of the initial fee is recognized as revenue when each franchise agreement is signed as, after that date, our remaining obligations to the franchisee are limited to (1) pre-opening inspections, for which we defer $2,500, and (2) if mandated by us or agreed to with the franchisee, preopening training and marketing support related to entry into the La Quinta brand, for which we defer $5,000. These amounts represent an estimate of the value provided to the franchisee related to the services provided, and are based on our experience with time, materials, and third-party costs necessary to provide these services. We recognize the remaining deferred initial fee as revenue when the franchised property opens as the remaining service obligations have been fulfilled.

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For franchise agreements entered into prior to April 1, 2013, we collect a monthly royalty fee from franchisees generally equal to 4.0% of their room revenues until the franchisee has operated as a La Quinta for twenty-four consecutive months. Beginning in the twenty-fifth month of operation, the franchisee monthly royalty fee increases to 4.5%. For franchise agreements entered into on or after April 1, 2013, for new franchisees, we began charging a royalty fee from franchisees equal to 4.5% of their room revenues until the franchisee has operated as a La Quinta for twenty-four consecutive months. Beginning in the twenty-fifth month of operation, the franchisee monthly royalty fee increases to 5.0%. In these cases, the franchisee has the opportunity to earn the additional 0.5% back via rebate by achieving certain defined customer satisfaction results.

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We receive reservation and technology fees, as well as fees related to Returns, in connection with franchising our La Quinta brand. Such fees are recognized based on a percentage of the franchisee’s hotel room revenues or the hotel’s room count. We perform certain other services for franchisees such as training and revenue management. Revenue for these services is recognized at the time the services are performed.

Included in franchise and other fee-based revenues are management fees of approximately $2.3 million for the year ended December 31, 2013, $2.0 million for the year ended December 31, 2012 and $1.8 million for the years ended December 31, 2011, which represent fees earned from the Managed Hotels under long-term contracts with the property owners. Management fees from hotels include a base fee, which is generally a percentage of hotel revenues. (See Note 13).

Other hotel revenues include revenues generated by the incidental support of hotel operations for owned hotels and other rental income. We record rental income from operating leases associated with leasing space for restaurants, billboards, and cell towers. Rental income is recognized on a straight-line basis over the life of the respective lease agreement.

Brand marketing fund revenues from franchise and managed properties represent fees collected from franchised and managed hotels related to maintaining our Brand Marketing Fund (“BMF”). LQM maintains the BMF on behalf of all La Quinta branded hotel properties, including our owned hotels, from which national marketing and advertising campaign expenses are paid. Each La Quinta branded hotel is charged a percentage of its room revenue from which the expenses of the fund are covered. The corresponding expenditures of the BMF fees collected from franchised and managed hotels are presented as other expenses from franchised and managed hotels in our combined statements of operations, resulting in no impact to operating income (loss) or net income (loss).

During 2013, 2012 and 2011, we collected BMF fees from franchisees totaling $18.1 million, $16.3 million and $14.4 million, respectively. During 2013, 2012, and 2011, we collected BMF fees from the Managed Hotels totaling $1.0 million, $0.9 million, and $0.8 million, respectively.

Non-controlling interests

Non-controlling interests—Non-controlling interests are recognized within total equity in our combined balance sheets, reflected in net loss attributable to non-controlling interests in our combined statements of operations, and included in our combined statement of equity.

Cash and cash equivalents

Cash and cash equivalents—We consider all cash on hand, demand deposits with financial institutions, and short-term highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents consist of highly liquid investments that are stated at cost, which approximates fair market value. Certain balances in cash and cash equivalents exceed the Federal Deposit Insurance Corporation limit of $250,000; however, we believe credit risk related to these deposits is minimal.

Restricted cash

Restricted cash—Restricted cash classified as current assets consists of cash restricted under the terms of our mortgage loans and held in collateral property hotel depositories, escrow accounts primarily for the payment of capital expenditures, taxes, debt service, insurance losses, and ground leases, and a cash deposit for a letter of credit (See Note 8). Restricted cash classified as non-current includes restricted cash related to certain loss deductibles and self-insured retention under a former insurance program. Restricted cash consists of cash and cash equivalents that are stated at cost, which approximates fair market value. Classification of restricted cash is based on the nature of the restrictions associated with the underlying assets.

Accounts receivable

Accounts receivable—Accounts receivable primarily consists of receivables due from franchisees, hotel guests, and credit card companies. Accounts receivable are carried at estimated collectable amounts. We periodically evaluate our receivables for collectability based on historical experience, the length of time receivables are past due, and the general economy. We provide an allowance for doubtful accounts, after considering factors that might affect the collection of accounts receivable, including historical losses and the ability of the party to meet its obligations to us. Accounts receivable are written off when determined to be uncollectable.

Property and equipment

Property and equipment—Property and equipment are stated at cost less accumulated depreciation computed using a straight-line method over the estimated useful life of each asset. Property and equipment consists of the following:

Buildings and improvements	10 to 40 years
Hotel equipment, automobiles, furniture, and fixtures	2 to 10 years
Leasehold improvements	shorter of the lease term or the estimated useful life

We periodically review the useful lives of our long-lived assets based on current assessments of the remaining utility of our assets. Such changes are accounted for prospectively and would either increase or decrease depreciation expense in the accompanying combined statements of operations.

We capitalize expenditures that increase the overall value of an asset or extend an asset’s life, typically associated with hotel refurbishment, renovation, and major repairs. Such costs primarily include third party contract labor, professional design and construction costs, including associated materials, and other direct and indirect costs, such as sales and use tax and interest costs, incurred during the redevelopment and renovation period. The capitalization period begins when the activities related to development have begun and ceases when the project is substantially complete and the assets are held available for use or occupancy. Once a redevelopment project is substantially complete and the associated assets are ready for intended use, costs related to the redevelopment project are no longer capitalized. Additionally, we capitalize costs such as construction administration, cost accounting, design and other various office costs that clearly relate to projects under development or construction (“Indirect Costs”). Total capitalized Indirect Costs were $3.0 million, $2.7 million, and $1.8 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Normal maintenance and repair costs are expensed as incurred. When depreciable property is retired or disposed, the related cost and accumulated depreciation or amortization is removed from the applicable accounts and any gain or loss is reflected in the accompanying combined statements of operations.

Assets held for sale

Assets held for sale—Long-lived assets are classified as held for sale when all of the following criteria are met:

•	Management commits to a plan to sell the asset and does not expect significant changes to the plan or that the plan will be withdrawn

•	The asset is available for immediate sale in its present condition

•	The asset is being actively marketed

•	The sale of the asset is probable within one year

When we identify a long-lived asset as held for sale, depreciation of the asset is discontinued and the carrying value is reduced, if necessary, to the estimated sales price less costs to sell by recording a charge to current earnings, reflected within discontinued operations. All assets held for sale are monitored through the date of sale for potential adjustments based on offers we are willing to take under serious consideration and continued review of facts and circumstances. An impairment loss on the disposition is recorded to the extent that the amounts ultimately received for the sale of assets differ from the adjusted book values of the assets. Gains on sales are recognized at the time the assets are sold, provided there is reasonable assurance the sales price will be collected and any future activities to be performed by the Company relating to the assets sold are expected to be insignificant.

Fair value measurements

Fair value measurements—Fair value is defined as the price that would be received to sell an asset or pay to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In evaluating the fair value of both financial and non-financial assets and liabilities, we use the accounting guidance that establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair value into three broad levels, which are as follows:

•	Level 1—Quoted prices in active markets for identical assets or liabilities.

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Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations in this category are inherently less reliable than quoted market prices due to the degree of subjectivity involved in determining appropriate methodologies and the applicable underlying observable market assumptions.

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Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. These inputs cannot be validated by readily determinable market data and generally involve considerable judgment by management.

We use the highest observable market data if such data is available without undue cost and effort.

Valuation and impairment of long-lived assets

Valuation and impairment of long-lived assets—We annually review the performance of long-lived assets for impairment, as well as when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We also identify properties we intend to sell and properties we intend to hold for use. For each asset or group of assets held for use with indicators of impairment, we compare the sum of the expected future cash flows (undiscounted and without interest charges) generated by the asset or group of assets with its associated net carrying value.

If the net carrying value of the asset or group of assets exceeds expected undiscounted future cash flows, the excess of the net book value over estimated fair value is charged to impairment loss in the accompanying combined statements of operations. Properties held for sale are reported at the lower of their carrying amount or their estimated sales price, less estimated costs to sell.

We estimate fair value primarily using Level 3 inputs by (1) calculating the discounted expected future cash flows, and (2) calculating expected liquidated sales proceeds, relying on common hotel valuation methods such as multiples of room revenues or per room valuations. Our estimate of fair value of the asset using these Level 3 inputs then becomes the new basis of the asset or group of assets and this new basis is then depreciated over the asset’s remaining useful life. We may be subject to impairment charges in the future, in the event that operating results of individual hotel operations are materially different from its forecasts, the economy or the lodging industry weakens, or if the assumed holding period of a hotel is shortened.

Intangible assets

Intangible assets—Intangible assets consist of trademarks, franchise agreements and management contracts, Returns membership list, and leasehold interests. Owned trademarks are not amortized but are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired.

Intangible assets with a definite life are amortized on a straight-line basis over their estimated useful lives, which consist of the following:

Franchise agreements, management contracts and other	3 to 20 years
Returns membership list	3 years
Leasehold interests—hotels, restaurants, office	2 to 49 years

Derivative instruments

Derivative instruments—We do not enter into financial instruments for trading or speculative purposes. However, we are required by our current debt agreements to enter into interest rate cap agreements, which are considered to be derivative instruments that limit or cap interest expense related to our long-term debt. We do not designate these derivatives as hedges and accordingly account for such interest rate caps at fair value in the accompanying combined balance sheets, with adjustments to fair value recorded as a gain or loss on interest rate caps in the accompanying combined statements of operations.

Insurance and self-insurance programs

Insurance and self-insurance programs—We purchase insurance to limit the risk of loss associated with our lodging operations and use paid loss retrospective insurance for exposures covered under commercial general liability, automobile liability, and workers’ compensation insurance policies. Predetermined loss deductibles and self-insured retentions and liability limits have been selected to limit the per occurrence cash outlay.

We have a self-insurance program for major medical and hospitalization coverage offered to employees and their dependents that is partially funded by payroll deductions from our employees. Under the self-insurance program, payments for major medical and hospitalization to individual participants which are below specified deductible amounts are paid by us through a third party administrator.

As of December 31, 2013 and 2012, we accrued the following liabilities related to our insurance programs:

(In thousands)	2013	2012

Automobile and general liability insurance	$21,290	$20,308
Workers’ compensation	8,941	12,152
Health insurance	950	820

	$31,181	$33,280

The liability for automobile and general liability insurance is included in accrued expenses and other liabilities and the liability for workers’ compensation and health insurance is included in accrued payroll and employee benefits in the accompanying combined balance sheets.

Customer Loyalty Liability Program

Customer loyalty program—We administer Returns, which allows members to earn points based on certain dollars spent. Members may redeem points earned for free night certificates, gift cards, airline miles, and a variety of other awards. We account for the economic impact of points earned by accruing an estimate of its liability for unredeemed points. The expense related to this estimate includes the incremental cost of the stay at one of our hotels or the value of awards purchased from program partners. We estimate the future redemption obligation based upon historical experience, including an estimate of “breakage” for points that will never be redeemed. The estimate is based on a calculation that includes an assumption for the redemption rate, redemption type (whether for a free night certificate or other award), and rate of redemption at Company-owned hotels versus franchised hotels. The expenses of the Returns program are charged to marketing, promotional and other advertising expenses in the accompanying combined statements of operations.

As of December 31, 2013 and 2012, the total liability for Returns points was approximately $13.3 million and $12.1 million, respectively, of which $5.3 million and $4.7 million are included in accrued expenses and other liabilities, representing the estimated points expected to be redeemed in the next year. The remainder is included within other long-term liabilities in the accompanying combined balance sheets.

Actual financial results of the Returns program may vary from our estimate due primarily to variances from assumptions used in the calculation of the obligation for future redemptions and changes in member behavior. These variances are accounted for as changes in estimates and are charged to operations as they become known.

Lodging and Operating Expenses

Direct lodging expenses—Direct lodging expenses primarily consist of direct labor costs, repairs and maintenance, utilities, and other advertising costs to operate our owned hotels.

Other lodging and operating expenses—Other lodging and operating expenses consist of indirect costs to operate our owned hotels such as property taxes and insurance.

General and administrative expenses

General and administrative expenses—General and administrative expenses consist of items such as corporate operating expenses including operations, information technology, accounting, legal, and human resources.

Marketing, promotional and other advertising expenses

Marketing, promotional and other advertising expenses—Marketing, promotional, and other advertising expenses consist of BMF expenses not paid for with funds received from franchised or managed hotels, expenses related to other customer loyalty programs such as Returns, and other advertising expenses.

Advertising costs

Advertising costs—We incur advertising costs associated with general promotion of the La Quinta brand and specific advertising and marketing support for our operation and for the operations of our franchisees. We expense the production cost of advertising the first time the advertising is publicly displayed.

For the years ended December 31, 2013, 2012 and 2011, we incurred advertising and promotional expenses included within the following in the accompanying combined statements of operations:

(In thousands)	2013	2012	2011

Direct lodging expenses	$6,300	$6,417	$7,188
Other lodging and operating expenses	167	311	292
General and administrative expenses	1,324	1,521	1,449
Marketing, promotional and other advertising expenses	47,796	38,723	33,678

Total	$55,587	$46,972	$42,607

Long-term debt amendments

Long-term debt amendments—We may elect to amend, extend, repay, or otherwise modify the terms of our long-term debt arrangements. When such a transaction occurs, we determine the appropriate accounting treatment primarily by first determining whether we have been fully relieved of our obligation by the creditor. If so, we recognize an extinguishment of debt and calculate a gain or loss which is reflected as gain or loss on extinguishment of debt in the accompanying combined statements of operations. If we are not fully relieved of our obligation by the creditor, we consider whether the amended debt agreement has substantially different terms, generally defined as a change in cash flows, on a present value basis, of 10 percent or greater. If the terms are not substantially different, we account for the change as a modification. If the terms are substantially different, we account for the change as an extinguishment of the old debt and the issuance of a new debt instrument. The determination of modification or extinguishment status then governs the expense versus deferral treatment of third party costs paid related to the modification.

Income taxes

Income Taxes—The accompanying condensed consolidated financial statements include taxable entities, limited liability companies, and, through April 14, 2014, REIT entities. Limited liability companies and REITs generally are not subject to federal income taxes at the entity level. For our taxable subsidiaries, we account for income taxes using the asset and liability approach for financial accounting and reporting purposes. For financial reporting purposes, income tax expense or benefit is based on reported financial accounting income or loss before non-controlling interests and income taxes related to our taxable subsidiaries. Deferred tax assets and liabilities reflect the temporary differences between assets and liabilities recognized for financial reporting and the analogous amounts recognized for tax purposes using the statutory tax rates expected to be in effect for the year in which the differences are expected to reverse, within the taxable subsidiaries.

Prior to the IPO, certain of our subsidiaries had elected to be treated as REITs for federal income tax purposes under the United States Internal Revenue Code. To qualify as REITs, these subsidiaries had to meet all of the required organizational and operational requirements, including a requirement that the REIT distribute at least 90% of its regular taxable income to its shareholders as dividends eligible for the dividends paid deduction. As of April 14, 2014, the REIT subsidiaries adhered to these requirements. If the REIT subsidiaries fail to qualify as REITs in any taxable year, they would be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and might not qualify as REITs for the four subsequent taxable years. For this reason, one of our REITs formed taxable subsidiaries to hold certain assets that could otherwise adversely affect its REIT status. These taxable subsidiaries are subject to federal and state income taxes.

On April 14, 2014, the La Quinta Predecessor Entities were contributed to Holdings, a “C” corporation, the shares of capital stock held by third-party shareholders of our REIT entities were redeemed for cash totaling approximately $3.9 million, and our REITs were converted into limited liability companies. As a result of these transactions, we have become subject to additional entity-level taxes and, as of April 14, 2014, we recorded a one-time net deferred tax expense of $321.1 million, which reflects the establishment of the associated net deferred tax liability.

Income taxes—The combined financial statements include taxable entities, limited liability companies, and REIT entities. Limited liability companies and REITs are not subject to federal income taxes at the entity level. For our taxable subsidiaries, we account for income taxes using the asset and liability approach for financial accounting and reporting purposes. For financial reporting purposes, income tax expense or benefit is based on reported financial accounting income or loss before non-controlling interests and income taxes related to our taxable subsidiaries. Deferred tax assets and liabilities reflect the temporary differences between assets and liabilities recognized for financial reporting and the analogous amounts recognized for tax purposes using the statutory tax rates expected to be in effect for the year in which the differences are expected to reverse, within the taxable subsidiaries.

In connection with the IPO (See Note 1), our new parent would be subject to additional entity-level taxes that will be reflected in our financial statements. The unaudited pro forma income information gives effect to an adjustment for income tax expense as if we had been a “C” Corporation at the beginning of each year presented at an assumed combined federal and state income tax rate of 40%. This rate approximates the calculated effective assumed statutory combined tax rates for years presented. In addition, as a result of the IPO, because we would cease to operate as a pass-through entity for income tax purposes we would recognize a net deferred tax liability and corresponding income tax expense to establish our initial deferred tax balances.

We evaluate the probability of realizing the future benefits of deferred tax assets and provide a valuation allowance for the portion of any deferred tax assets where the likelihood of realizing an income tax benefit in the future does not meet the more-likely-than-not criteria for recognition.

We recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. As of and for the years ended December 31, 2013, 2012 and 2011, we did not recognize any previously unrecorded uncertain tax positions.

The State of Texas imposes a margin tax, with an effective rate of 0.7%, based on the prior year’s Texas-sourced gross receipts. This tax is treated as an income tax and accrued in the accounting period in which the taxable gross receipts are recognized.

We are required by certain foreign jurisdictions to have franchisees withhold up to 30% of revenues related to royalties and certain other revenues. This tax is treated as an income tax and expensed in the period in which the taxable gross receipts are recognized.

Comprehensive income

Comprehensive income—Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources and includes all changes in equity during a period, except those resulting from investments by owners and distributions to owners. We have no significant components of comprehensive income other than net income.

Concentrations of credit risk and business risk

Concentrations of credit risk and business risk—Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of cash and cash equivalents, and restricted cash. We utilize financial institutions that we consider to be of high credit quality and consider the risk of default to be minimal. We also monitor the credit-worthiness of our customers and financial institutions before extending credit or making investments.

Geographic concentrations, which potentially subject us to concentrations of business risk, relate primarily to locations of hotels and the revenue recognized in various states within the United States. We have a concentration of hotels operating in Texas and Florida.

The percentages of our total revenues, including revenue from discontinued operations, from these states for the years ended December 31, 2013, 2012 and 2011 are as follows:

	2013	2012	2011

Texas	26%	25%	25%
Florida	13%	13%	13%

Total	39%	38%	38%

Subsequent events

Subsequent events—In connection with the preparation of the accompanying combined financial statements, we have evaluated events and transactions occurring after December 31, 2013, for potential recognition or disclosure through February 26, 2014, the date the accompanying combined financial states were available to be issued.

Newly Issued Accounting Standards

Newly Issued Accounting Standards

In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-08. Under the new guidance, only a disposal of a component that represents a major strategic shift of an organization qualifies for discontinued operations reporting. The guidance also requires expanded disclosures about discontinued operations and new disclosures in regards to individually significant disposals that do not qualify for discontinued operations reporting. This guidance is effective for the first interim or annual period beginning on or after December 15, 2014. Early adoption is permitted, but only for disposals that have not been reported in previously-issued financial statements. We are currently evaluating the impact this guidance will have on our financial statements when adopted.

In May 2014, FASB issued ASU No. 2014-09. The new guidance on revenue from contracts with customers will supersede most current revenue recognition guidance, including industry-specific guidance. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. The guidance provides a five-step analysis of transactions to determine when and how revenue is recognized. Other major provisions include capitalization of certain contract costs, consideration of time value of money in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. The guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The guidance is effective for the interim and annual periods beginning on or after December 15, 2016; early adoption is not permitted. The guidance permits the use of either a retrospective or cumulative effect transition method. We have not yet selected a transition method and are currently evaluating the impact of the amended guidance on our consolidated financial position, results of operations and related disclosures.

In June 2014, FASB issued ASU No. 2014-12. The new guidance requires that a performance target that affects vesting, and that could be achieved after the requisite service period, be treated as a performance condition. As such, the performance target should not be reflected in estimating the grant date fair value of the award. This update further clarifies that compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. The guidance is effective for the interim and annual periods beginning on or after December 15, 2015; early adoption is permitted. We do not anticipate that the adoption of this standard will have a material impact on our financial position, results of operations and related disclosures.

In August 2014, FASB issued ASU No. 2014-15. The new guidance establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles in U.S. auditing standards. Specifically, ASU 2014-15 provides a definition of the term substantial doubt and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. It also requires certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans and requires an express statement and other disclosures when substantial doubt is not alleviated. The guidance is effective for the interim and annual periods beginning on or after December 15, 2016; early adoption is permitted. We do not anticipate that the adoption of this standard will have a material impact on our financial position, results of operations and related disclosures.

Newly Adopted Accounting Standards

In July 2013, FASB issued ASU No. 2013-11. This ASU provides guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists in the applicable jurisdiction to settle any additional income taxes that would result from disallowance of the tax position. We adopted ASU 2013-11 prospectively as of January 1, 2014. The adoption of this ASU did not have a material impact on our financial condition, results of operations, cash flows, or disclosures.

From time to time, new accounting standards are issued by FASB or other standards setting bodies, which we adopt as of the specified effective date. Unless otherwise discussed, we believe the impact of recently issued standards that are not yet effective will not have a material impact on our consolidated financial statements upon adoption.

Newly issued accounting standards

In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-02. This ASU amends existing guidance by requiring companies to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required to be reclassified in its entirety to net income in the same reporting period. For amounts which are not required to be reclassified in their entirety to net income in the same reporting period, companies will be required to cross reference other disclosures that provide information about those amounts. We adopted ASU 2013-02 prospectively as of January 1, 2013. The adoption of this ASU did not have a material impact on our financial condition, results of operations, cash flows, or disclosures.

In July 2013, the FASB issued ASU No. 2013-11. This ASU provides guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists in the applicable jurisdiction to settle any additional income taxes that would result from disallowance of the tax position. The provisions of ASU 2013-11 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. When adopted, ASU 2013-11 is not expected to materially impact our financial condition, results of operations, cash flows, or disclosures.

Newly adopted accounting standards

From time to time, new accounting standards are issued by the FASB or other standards setting bodies, which we adopt as of the specified effective date. Unless otherwise discussed, we believe the impact of recently issued standards that are not yet effective will not have a material impact on our combined financial statements upon adoption.

Derivative Instruments

Derivative Instruments—We use derivative instruments as part of our overall strategy to manage our exposure to market risks associated with fluctuations in interest rates. We regularly monitor the financial stability and credit standing of the counterparties to our derivative instruments. We do not enter into derivative financial instruments for trading or speculative purposes.

We record all derivatives at fair value. On the date the derivative contract is entered, we designate the derivative as one of the following: a hedge of a forecasted transaction or the variability of cash flows to be paid (“cash flow hedge”), a hedge of the fair value of a recognized asset or liability (“fair value hedge”), or an undesignated hedge instrument. Changes in the fair value of a derivative that is qualified, designated and highly effective as a cash flow hedge or net investment hedge are recorded in the condensed consolidated statements of comprehensive income (loss) until they are reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Changes in the fair value of a derivative that is qualified, designated and highly effective as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of undesignated derivative instruments and the ineffective portion of designated derivative instruments are reported in current period earnings. Cash flows from designated derivative financial instruments are classified within the same category as the item being hedged in the condensed consolidated statements of cash flows.

If we determine that we qualify for and will designate a derivative as a hedging instrument at the designation date, we formally document all relationships between hedging activities, including the risk management objective and strategy for undertaking various hedge transactions. This process includes matching all derivatives that are designated as cash flow hedges to specific forecasted transactions, linking all derivatives designated as fair value hedges to specific assets and liabilities in our condensed consolidated balance sheets, and determining the foreign currency exposure of net investment of the foreign operation for a net investment hedge.

On a quarterly basis, we assess the effectiveness of our designated hedges in offsetting the variability in the cash flows or fair values of the hedged assets or obligations via use of a statistical regression approach. Additionally, we measure ineffectiveness using the hypothetical derivative method. This method compares the cumulative change in fair value of each hedging instrument to the cumulative change in fair value of a hypothetical hedging instrument, which has terms that identically match the critical terms of the respective hedged transactions. Thus, the hypothetical hedging instrument is presumed to perfectly offset the hedged cash flows. Ineffectiveness results when the cumulative change in the fair value of the hedging instrument exceeds the cumulative change in the fair value of the hypothetical hedging instrument. We discontinue hedge accounting prospectively when the derivative is not highly effective as a hedge, the underlying hedged transaction is no longer probable, or the hedging instrument expires, is sold, terminated or exercised.

Equity-Based Compensation

Equity Based Compensation—We recognize the cost of services received in an equity based payment transaction with an employee as services are received and record either a corresponding increase in equity or a liability, depending on whether the instruments granted satisfy the equity or liability classification criteria.

The measurement objective for these equity awards is the estimated fair value at the grant date of the equity instruments that we are obligated to issue when employees have rendered the requisite service and satisfied any other conditions necessary to earn the right to benefit from the instruments. The compensation cost for an award classified as an equity instrument is recognized ratably over the requisite service period, including an estimate of forfeitures. The requisite service period is the period during which an employee is required to provide service in exchange for an award.

Compensation cost for awards with performance conditions is recognized over the requisite service period if it is probable that the performance condition will be satisfied. If such performance conditions are not considered probable until they occur, no compensation expense for these awards is recognized.